                       SEMIANNUAL REPORT / JANUARY 31 2001

                        AIM INTERMEDIATE GOVERNMENT FUND


                                    [Artwork]


                                [AIM FUNDS LOGO]

                           -- Registered Trademark --

                                    Artwork

                      -------------------------------------

                 FOURTH OF JULY, 1916 BY FREDERICK CHILDE HASSAM

           HASSAM WAS AN AMERICAN IMPRESSIONIST PAINTER FAMOUS FOR HIS

          LUMINOUS PAINTINGS OF FLAGS AND NEW YORK STREET SCENES. THIS

           VIBRANT PAINTING DEPICTS A PARADE ROUTE ON FIFTH AVENUE IN

         1916, BEFORE THE U.S. ENTRY INTO WORLD WAR I. HASSAM CAPTURES

               THE PATRIOTIC FERVOR OF THE DAY AND THE BURGEONING

                        STRENGTH OF THE AMERICAN SPIRIT.

                      -------------------------------------

AIM Intermediate Government Fund is for shareholders who seek a high level of current income with reasonable concern for safety of principal.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THE REPORT:

o AIM Intermediate Government Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Intermediate Government Bond Index, which is generally considered representative of intermediate U.S. Treasury and U.S. government agency securities, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM INTERMEDIATE GOVERNMENT FUND

                        SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
[PHOTO              I feel privileged to succeed Ted Bauer, who recently retired
ROBERT H.           as AIM's chairman after a long, successful career in the
GRAHAM]             investment industry. Ted has always shown the highest degree of integrity and commitment to excellence, and I have always admired him greatly. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

UNCERTAIN MARKETS
Over the six months covered by this report, the stock market and certain segments of the bond market (particularly the high-yield bond market) were rather unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 in negative territory and continued to struggle in January 2001. Throughout the reporting period, overseas markets were more turbulent than their U.S. counterpart.

One point this market has driven home is the importance of diversification. While the S&P 500 declined by 3.98% for the six-month period ended January 31, 2001, the Lehman Aggregate Bond Index of investment-grade bonds returned 8.12% during that time frame. Perhaps now more than ever, it's important to spread your investments across different types of assets.

OUR RESPONSE
What do we at AIM do when markets are so uncertain? We stick with our motto:
Invest with Discipline. We continue to manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a difficult period in the markets, a period that requires patience from all of us. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though markets may remain uncertain for some time and we have no way to predict when that will change, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive stock-market valuation in several years. While there is concern that the economy's record expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets. Declining interest rates bode well for stocks and bonds, especially hard-hit markets such as high-yield bonds.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. When markets are volatile, many investors may be tempted to make decisions based on emotion, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.

In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the six months ended January 31, 2001. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman


                        AIM INTERMEDIATE GOVERNMENT FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

GOVERNMENT MARKET CONTINUES TO THRIVE

                      -------------------------------------

                         GOVERNMENT BONDS DID WHAT THEY

                          ARE DESIGNED TO DO AND MORE.

                        THEY PROVIDED A SAFE, STEADY (IF

                        NOT EXCELLENT) RETURN, WHILE OFF-

                          SETTING THE NEGATIVE EFFECTS

                          OF A DECLINING STOCK MARKET.

                      -------------------------------------

THE REPORTING PERIOD PROVED TO BE CHALLENGING FOR EQUITIES BUT GREAT FOR BONDS. HOW DID AIM INTERMEDIATE GOVERNMENT FUND PERFORM IN THESE CONDITIONS?
During the reporting period, stock-market volatility sent investors scrambling for safer havens. Savvy investors, however, with diversified portfolios that included some government bond exposure reaped excellent returns. For the six-month period ended January 31, 2001, AIM Intermediate Government Fund posted impressive returns, excluding sales charges, of 6.74% for Class A shares, 6.43% for Class B shares and 6.33% for Class C shares. By contrast, many equity indexes posted negative returns for the same period--evidence, once again, that a well-diversified portfolio is important.
   Beyond outperforming some equity indexes for the period, the fund continued to provide an attractive level of current income. As of January 31, 2001, the fund's distribution rate at net asset value was 5.95% for Class A shares, 5.21% for Class B shares and 5.23% for Class C shares. The fund's 30-day SEC yield at maximum offering price was 5.43% for Class A shares and 4.93% for Class B and Class C shares.

HOW DID INTEREST-RATE TRENDS INFLUENCE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?
Slowing economic growth kept the Federal Reserve(the Fed) from raising interest rates during the reporting period; in fact, it cut rates twice in January. This stands in stark contrast to the first two quarters of 2000, when the Fed raised interest rates due to a tight labor market, signs of rising inflation and persistently robust growth.
   While the Fed left interest rates unchanged in the last half of 2000, by December it had changed its monetary policy bias from tightening to easing, essentially paving the way for the possibility of interest-rate cuts the following month. The Fed took most by surprise, however, when it took unusually strong action in an inter-meeting (not regularly scheduled) policy change on January 3, 2001 and reduced the fed funds rate 50 basis points (0.50%). The Fed then cut rates another 50 basis points at its regularly scheduled meeting on January 31. These combined January rate cuts mark the first time since November 1994 that the Fed has eased 100 basis points in a single month and the first time in the Greenspan era. The Fed cited weakening retail sales, industrial production and consumer confidence as motivating the action.

HOW DID GOVERNMENT MARKETS FARE DURING THE PERIOD?
Government bonds did what they are designed to do and more. They provided a safe, steady (if not excellent) return, while offsetting the negative effects of a declining stock market.
   In the third quarter, investors, seeing signs that the economy was slowing and that inflation was fairly tame, flocked to Treasury securities, particularly short and intermediate maturities. Investor demand drove prices on these securities up and their yields, which move in the opposite direction of price, down. In fact, intermediate Treasury securities had one of their best performances during the six-month reporting period.
   During this same period, however, longer-maturity Treasuries (10 years and longer) did not benefit as much from the Fed's perceived slowdown, and were also

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/01, including sales charges

================================================================================
CLASS A SHARES
  10 Years                         5.95%
  5 Years                          4.40
  1 Year                           5.72*
  *10.93% excluding sales charges

CLASS B SHARES
  Inception (9/7/93)               4.51%
  5 Years                          4.32
  1 Year                           5.27*
  *10.27% excluding CDSC

CLASS C SHARES
  Inception (8/4/97)               5.08%
  1 Year                           9.31*
  *10.31% excluding CDSC

Past performance cannot guarantee comparable future results.

The fund's average annual total returns as of the close of the reporting period are shown in the table to the left. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 12/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, 4.16%; five years, 4.31%; 10 years, 5.94%. Class B shares, one year, 3.48%; five years, 4.21%; inception (9/7/93), 4.41%. Class C shares, one year, 7.51%; inception (8/4/97), 4.87%.

================================================================================

   MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

          See important fund and index disclosures inside front cover.

                        AIM INTERMEDIATE GOVERNMENT FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


================================================================================

PORTFOLIO COMPOSITION
As of 1/31/01, based on total investments

================================================================================
U.S. AGENCY OBLIGATIONS    24%

CASH EQUIVALENTS           11%

U.S. TREASURY OBLIGATIONS  21%

MORTGAGE OBLIGATIONS       44%
================================================================================

AVERAGE COUPON    6.86%

AVERAGE MATURITY  5.89 years

AVERAGE DURATION  3.50 years
================================================================================

affected by election issues (both candidates touted economic plans that would shrink the budget surplus that has allowed the Treasury to buy back its own debt, which has helped increase the demand for longer-maturity Treasuries.)
   In this environment where short-term yields fell more than long-term yields, the yield curve--a graph of Treasury security yields from three months to 30 years--increased its upward slope, or in bond parlance, steepened. (This is notable, as earlier in the year the yield curve was inverted, meaning that short-term yields were higher than long-term yields.) Historically, as the yield curve steepens, agency, mortgage and corporate bonds provide higher returns than Treasuries. That pattern held true for the third quarter.
   Government bonds, particularly Treasury and agency bonds, provided some of the best total returns for fixed-income investments for the fourth quarter and certainly for the year as a whole. In December, in anticipation of future interest-rate cuts by the Fed, government bond prices soared, driving their yields sharply lower. In January, the final month of the reporting period, fixed-income investors in search of higher yields began to rotate out of the Treasury market and into agency and corporate bonds. It was the first time in months that corporate markets outperformed government markets.

WHAT IS THE FUND'S STRATEGY AND PRESENT ASSET ALLOCATION?
Our objective is to achieve a high level of current income with reasonable concern for safety of principal. This is pursued through a combination of Treasuries, government agency debentures, mortgage-backed securities and cash equivalents. We try to keep our allocations fairly stable, and we don't take long duration bets. Our strategy is to keep the fund's duration between three and five years. As of January 31, 2001, the fund's average duration was 3.50 years.
   In the third quarter, we moved assets from mortgages and cash into agency bonds in the five- to 10-year maturity range. We did this to take advantage of the steepening yield curve. In the fourth quarter, we continued to increase the allocation to agency bonds, while also increasing our exposure to Treasuries. In January, once Treasury yields started to drop, we decreased our exposure to Treasuries and continued to add to our agency bond exposure.
   Also, to enhance the fund's ability to provide a competitive level of income and return over the long term, the fund, effective October 1, 2000, moved to a flexible dividend. This change will not affect the frequency or timing of dividends, which will continue to be paid monthly.

DO YOU HAVE ANY CLOSING COMMENTS?
The reporting period and indeed Y2K proved very favorable for government markets. While we certainly would not suggest that government bonds could continue to outperform major equity market indexes, it does reinforce the argument that government bonds belong in a well-diversified portfolio. It serves as a good reminder why investors should diversify their portfolios that after a nearly decade-long bull market, equities do have down markets. And there are asset classes that will perform well when the stock market is going down.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!

A new service--electronic delivery of fund reports and prospectuses--is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                        AIM INTERMEDIATE GOVERNMENT FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
   AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
   Even within AIM, only people involved with servicing your accounts have access to your information.
   To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

          A I M Capital Management, Inc.  o  A I M Distributors, Inc.
               o  The AIM Family of Funds--Registered Trademark--
                       o  AMVESCAP National Trust Company


                        AIM INTERMEDIATE GOVERNMENT FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

PROTECT YOUR NEST EGG WITH FOUR TAX-TRIMMING STRATEGIES

Are taxes pecking away at your nest egg? There are ways to protect the funds you've carefully set aside for your life's goals--retirement, college for your children and grandchildren, a house or a dream vacation.

IRAs: DEFER, DEDUCT TAXES
One of the best ways to protect your income (and maybe even receive a tax deduction) is to contribute to a Traditional or Roth IRA. Setting up and managing an IRA is simple. For more information, please ask your financial consultant or visit AIM's Web site at www.aimfunds.com.
    To be eligible to make a Traditional IRA contribution, you must be under 70 1/2 and have earned income, or be a non-working spouse.
    If you don't have a pension plan at work, you can deduct up to $2,000 for the maximum allowable yearly IRA contribution. If you're covered by a plan at work, you may still qualify for a full or partial deduction. A married couple with one wage-earner can contribute up to $4,000 (up to $2,000 each) in two IRA accounts. This can help cut your tax bill significantly. For example, if you're in the 15% tax bracket, putting that $4,000 into IRAs can save you $600 in taxes. Even if your contribution is not tax-deductible, it still may be worthwhile to invest in an IRA. Contributions to Traditional IRAs grow tax-deferred until withdrawn.
    The Roth IRA provides another option for individuals with earned income below $110,000 for single filers ($160,000 for couples filing jointly). With a Roth IRA, you make after-tax contributions to your account. Withdrawals from the account are tax-free if the account has been open five years and one of the following conditions applies:

o The account holder is at least 59 1/2; s The account holder is buying a home for the first time ($10,000 lifetime maximum);
o   The account holder has become disabled; or
o   The account holder has died.

    AIM's Web site (www.aimfunds.com) offers a Roth IRA Analyzer and a Roth Rollover Calculator.

    Another IRA option allows you to save for a child's college education. The Education IRA allows you to contribute $500 after taxes each year to a special account set up in a child's name.

EMPLOYER PLANS OFFER TAX HELP
Other ways of reducing your tax bill include putting some of your earnings in retirement plans that may be offered by your employer. These include the popular 401(k) and 403(b) plans. 403(b) plans are specifically for employees of public educational institutions such as school systems, universities and medical schools,

================================================================================

THE EARLY BIRD MAY HATCH THE BIGGEST EGG

Whether you're contributing to an IRA or any other investment, the earlier you start, the better. The reason is simple: compounding. Reinvesting your distributions allows your earnings to grow over time. Here are some examples:

o Starting at 25, Susan contributed $2,000 a year to her IRA for 10 years--a total of $20,000--and then allowed the investment to accrue until she turned
    65. She ended up with $611,815 for her retirement.
o Bill started investing at 35. He contributed $2,000 a year to his IRA for 15 years--a total of $30,000--and then allowed the investment to accrue until he turned 65. He had $291,987 for retirement.
o Kate waited until she was 45 to start investing for retirement. She contributed $2,000 a year to her IRA for 20 years--a total of $40,000--and ended up with only $126,005.

    Even though Susan initially contributed the least amount of money to her IRA for the shortest period of time, she ended up with more money at retirement than Bill or Kate because of the power of compounding over time.

                                     [CHART]

============================================
 Susan              Bill             Kate
  2200
  4620
  7282
 10210
 13431
 16974
 20872
 25159
 29875
 35062
 38569              2200
 42425              4620
 46668              7282
 51335             10210
 56468             13431
 62115             16974
 68327             20872
 75159             25159
 82675             29875
 90943             35062
100037             40769              2200
110041             47045              4620
121045             53950              7282
133149             61545             10210
146464             69899             13431
161110             76889             16974
177222             84578             20872
194944             93036             25159
214438            102340             29875
235882            112574             35062
259470            123831             40769
285417            136214             47045
313959            149836             53950
345355            164819             61545
379890            181301             69899
417879            199431             79089
459667            219374             89198
505634            241312            100318
556197            265443            112550
611817            291987            126005
============================================

Please keep in mind that this is a hypothetical example and not indicative of the performance of any investment, IRA or AIM fund. Results are based on an average annual total return of 10%. Your actual return is not likely to be constant from year to year, and there is no guarantee that a specific rate of return will be achieved. Source: Towers Data Systems HYPO--Registered Trademark--.

                        AIM INTERMEDIATE GOVERNMENT FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

plus members of 501(c)3 organizations, such as museums, research foundations and religious institutions.
    Contributing to one of these plans can reduce the portion of your income that is subject to federal taxes. For example, if you make $55,000 annually and contribute $5,000 of that to your employer-sponsored retirement plan, you will reduce your taxable income by $5,000. In addition, your employer may match part of your contributions, adding extra impact.

ANNUITIES: ANOTHER OPTION
Have you contributed the maximum amount to your retirement plan? If so, annuities offer another way to grow assets tax-deferred. Offered by life insurance companies, annuities allow you to contribute as much and as often as you like. The larger your annual investments, the more you benefit from tax-deferred compounding. And an annuity includes a guaranteed benefit in case of your death.
    NOTE: With Traditional IRAs, annuities and employer-sponsored plans, payment of taxes on the growth of your investment is deferred until you withdraw it after retirement. At that point income taxes become due, but you could be in a lower tax bracket. There may be tax penalties for withdrawals made before 59 1/2.

MUNI BONDS: DELETING TAXES
Municipal-bond funds generally are exempt from federal income taxes. If you think they're just for the very wealthy, you may want to reconsider. If you are in the 28% tax bracket or above, municipal-bond funds may have a place in your portfolio. They can provide you with a steady stream of current income.
    When you take into consideration the federal tax-exempt status of municipal bonds--and the mutual funds that invest in them--their yields are compelling. The chart below shows how tax-exempt yields compare with taxable-equivalent yields.
    This discussion does not constitute tax advice. Please discuss your situation with your financial advisor and your tax advisor. They can help you choose investments that suit your risk tolerance, financial goals and current circumstances.

================================================================================
IS TAX-EXEMPT INVESTING FOR YOU?

o   Has your federal income tax bill gone up in the past few years?
o   Do your investments provide a significant amount of your income?
o   Do you depend on income from investments to cover current expenses?
o Are you reinvesting your distributions for long-term growth and paying taxes on those distributions?
o Do you contribute the maximum possible to retirement plans offered by your employer?

If you answered yes to any of these questions, ask your financial consultant about tax-exempt investing.
================================================================================

COMPARING YIELDS SHOWS APPEAL OF TAX-EXEMPT INVESTING

Depending on your income bracket, a tax-exempt bond fund may be more advantageous than a taxable fund. The table shows how the yield on a tax-exempt investment can be as attractive as that of a higher-yielding taxable investment.
    Suppose, for example, you are in the 28% tax bracket and you invest in a municipal-bond fund with a 5% yield. A fund that is subject to federal income taxes would have to have a yield of at least 6.9% to be competitive, as demonstrated in this chart.

TAX-EXEMPT VS. TAXABLE-EQUIVALENT YIELD
at 2000 federal income tax rates*


                                         Tax-Exempt Yield
                           MARGINAL      5%            6%           7%
TAXABLE INCOME             INCOME
(JOINT RETURN)             TAX RATE      TAXABLE-EQUIVALENT YIELD
 $0-$43,850                15%           5.9%         7.1%         8.2%

$43,851-$105,950           28            6.9          8.3          9.7

$105,951-$161,450          31            7.2          8.7         10.1

$161,451-$288,350          36            7.8          9.4         10.9

More than $288,350         39.6          8.3          9.9         11.6



This chart is for illustrative purposes only and is not intended to project the performance of any AIM fund. *A portion of distributions from a federally tax-exempt investment may be subject to state income taxes or the alternative minimum tax.
================================================================================

                        AIM INTERMEDIATE GOVERNMENT FUND

SCHEDULE OF INVESTMENTS
January 31, 2001
(Unaudited)

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. GOVERNMENT AGENCY
  SECURITIES-65.75%

FEDERAL HOME LOAN BANK-7.54%

Debentures,
  7.36%, 07/01/04                   $ 2,800,000   $  2,976,876
--------------------------------------------------------------
  7.25%, 05/13/05                     4,000,000      4,273,880
--------------------------------------------------------------
  8.00%, 05/24/05                     4,140,000      4,283,410
--------------------------------------------------------------
  8.10%, 05/24/05                     6,060,000      6,277,675
--------------------------------------------------------------
  6.70%, 01/09/07                     9,000,000      9,449,190
--------------------------------------------------------------
  6.50%, 11/13/09                    10,000,000     10,473,200
==============================================================
                                                    37,734,231
==============================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-12.83%

Pass Through Certificates,
  6.50%, 07/01/01 to 01/01/28         6,116,671      6,138,790
--------------------------------------------------------------
  9.00%, 12/01/05 to 04/01/25         2,615,687      2,761,465
--------------------------------------------------------------
  8.00%, 07/01/06 to 01/01/30        25,850,460     26,706,599
--------------------------------------------------------------
  8.50%, 07/01/07 to 09/01/20         5,783,011      6,088,071
--------------------------------------------------------------
  10.50%, 09/01/09 to 01/01/21          910,826      1,003,304
--------------------------------------------------------------
  7.00%, 11/01/10 to 11/01/15         9,145,098      9,338,768
--------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20        6,185,029      6,727,369
--------------------------------------------------------------
  12.00%, 02/01/13                       10,702         12,207
--------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25         5,157,536      5,420,897
==============================================================
                                                    64,197,470
==============================================================

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-32.06%

Debentures,
  7.13%, 02/15/05                    10,000,000     10,631,900
--------------------------------------------------------------
  6.63%, 10/15/07 to 11/15/10        28,000,000     29,581,740
--------------------------------------------------------------
  7.25%, 01/15/10 to 05/15/30        19,500,000     21,822,660
--------------------------------------------------------------
Medium Term Notes,
  5.78%, 05/07/04                     4,000,000      4,003,720
--------------------------------------------------------------
Pass Through Certificates,
  8.50%, 01/01/07 to 11/01/26        23,076,176     24,438,730
--------------------------------------------------------------
  7.50%, 06/01/10 to 03/01/27        11,249,662     11,643,355
--------------------------------------------------------------
  7.00%, 05/01/11 to 03/01/31(a)     42,375,575     43,052,749
--------------------------------------------------------------
  8.00%, 02/01/12 to 02/01/30         1,263,414      1,306,503
--------------------------------------------------------------
  6.50%, 05/01/13 to 11/01/28         7,005,003      7,064,629
--------------------------------------------------------------
  6.00%, 10/01/13 to 04/01/24            66,851         65,868
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  ("FNMA")-(CONTINUED)

  9.50%, 07/01/16 to 08/01/22       $ 1,020,770   $  1,086,253
--------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21        5,271,764      5,693,296
==============================================================
                                                   160,391,403
==============================================================

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION ("GNMA")-10.80%

Pass Through Certificates,
  6.00%, 10/15/08 to 11/15/08           364,134        366,748
--------------------------------------------------------------
  6.50%, 10/15/08                       314,517        320,706
--------------------------------------------------------------
  7.00%, 10/15/08 to 07/15/28        14,154,175     14,385,537
--------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21           864,749        925,258
--------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23         3,043,508      3,280,092
--------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24        6,412,304      6,946,570
--------------------------------------------------------------
  11.00%, 12/15/09 to 12/15/15           53,420         58,729
--------------------------------------------------------------
  12.50%, 11/15/10                       77,013         88,059
--------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15          187,247        217,692
--------------------------------------------------------------
  13.50%, 04/15/11 to 04/15/15          188,392        221,648
--------------------------------------------------------------
  12.00%, 02/15/13 to 07/15/15          312,121        352,591
--------------------------------------------------------------
  10.50%, 07/15/13 to 02/15/16           48,749         53,273
--------------------------------------------------------------
  8.00%, 01/15/22 to 06/15/27        20,272,830     21,107,783
--------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28         5,552,698      5,705,613
==============================================================
                                                    54,030,299
==============================================================

PRIVATE EXPORT FUNDING
  COMPANY-1.54%

Debentures,
  7.65%, 05/15/06                     7,000,000      7,710,710
==============================================================

PUBLIC POWER-0.98%

Tennessee Valley Authority
  5.63%, 01/18/11                     5,000,000      4,887,500
==============================================================
    Total U.S. Government Agency
      Securities (Cost
      $322,983,174)                                328,951,613
==============================================================

U.S. TREASURY SECURITIES-23.99%

U.S. TREASURY NOTES-18.30%

  6.75%, 05/15/05(b)                 35,000,000     37,520,000
--------------------------------------------------------------
  6.50%, 02/15/10                    25,500,000     27,906,690
--------------------------------------------------------------
  5.75%, 08/15/10                    25,000,000     26,113,250
==============================================================
                                                    91,539,940
==============================================================

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

U.S. TREASURY BONDS-3.90%

  7.50%, 11/15/16                   $ 5,500,000   $  6,611,605
--------------------------------------------------------------
  6.25%, 05/15/30                    11,700,000     12,921,246
==============================================================
                                                    19,532,851
==============================================================

U.S. TREASURY STRIPS-1.79%(c)

  5.38%, 05/15/06                     8,000,000      6,169,440
--------------------------------------------------------------
  6.80%, 11/15/18                     7,750,000      2,788,218
==============================================================
                                                     8,957,658
==============================================================
    Total U.S. Treasury Securities
      (Cost $115,635,290)                          120,030,449
==============================================================

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

REPURCHASE AGREEMENTS-2.60%

Westdeutsche Landesbank
  Girozentrale,
  5.75%, 02/01/01 (Cost
    $13,000,000)(d)(e)              $13,000,000   $ 13,000,000
==============================================================
                                      SHARES

MONEY MARKET FUNDS-24.30%

STIT Government & Agency Portfolio
  (Cost $121,606,280)(f)            121,606,280    121,606,280
==============================================================
TOTAL INVESTMENTS-116.64%
  (Cost $573,224,744)                              583,588,342
==============================================================
LIABILITIES LESS OTHER
  ASSETS-(16.64%)                                  (83,250,193)
==============================================================
NET ASSETS-100.00%                                $500,338,149
______________________________________________________________
==============================================================

Investment Abbreviations:

STRIPS  - Separately Traded Registered Interest and Principal Security

Notes to Schedule of Investments:

(a) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(b) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at 01/31/01.
(c) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 01/31/01 with a maturing value of $301,047,917 and collateralized by U.S. Government obligations.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
 8

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $573,224,744)                                 $583,588,342
------------------------------------------------------------
Receivables for:
  Fund shares sold                                18,227,968
------------------------------------------------------------
  Dividends and interest                           6,173,111
------------------------------------------------------------
  Principal paydowns                                 116,102
------------------------------------------------------------
Investment for deferred compensation plan             52,580
------------------------------------------------------------
Other assets                                          40,986
============================================================
    Total assets                                 608,199,089
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           21,176,167
------------------------------------------------------------
  Fund shares reacquired                           8,133,886
------------------------------------------------------------
  Dividends                                          608,506
------------------------------------------------------------
  Reverse repurchase agreements                   77,232,500
------------------------------------------------------------
  Interest expense                                    22,492
------------------------------------------------------------
  Deferred compensation plan                          52,580
------------------------------------------------------------
Accrued advisory fees                                182,180
------------------------------------------------------------
Accrued administrative services fees                   9,958
------------------------------------------------------------
Accrued distribution fees                            303,986
------------------------------------------------------------
Accrued trustees' fees                                   612
------------------------------------------------------------
Accrued transfer agent fees                           99,154
------------------------------------------------------------
Accrued operating expenses                            38,919
============================================================
    Total liabilities                            107,860,940
============================================================
Net assets applicable to shares outstanding     $500,338,149
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $253,112,029
------------------------------------------------------------
Class B                                         $205,332,092
------------------------------------------------------------
Class C                                         $ 41,894,028
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           27,892,280
------------------------------------------------------------
Class B                                           22,574,069
------------------------------------------------------------
Class C                                            4,620,910
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       9.07
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.07 divided
      by 95.25%)                                $       9.52
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       9.10
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       9.07
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended January 31, 2001
(Unaudited)

INVESTMENT INCOME:

Interest                                         $15,552,078
------------------------------------------------------------
Dividends from affiliated money market funds       1,447,630
============================================================
    Total investment income                       16,999,708
============================================================

EXPENSES:

Advisory fees                                      1,009,537
------------------------------------------------------------
Administrative services fees                          55,518
------------------------------------------------------------
Custodian fees                                        40,182
------------------------------------------------------------
Distribution fees -- Class A                         286,117
------------------------------------------------------------
Distribution fees -- Class B                         943,804
------------------------------------------------------------
Distribution fees -- Class C                         185,084
------------------------------------------------------------
Interest                                             678,848
------------------------------------------------------------
Transfer agent fees -- Class A                       183,588
------------------------------------------------------------
Transfer agent fees -- Class B                       160,171
------------------------------------------------------------
Transfer agent fees -- Class C                        31,410
------------------------------------------------------------
Trustees' fees                                         3,950
------------------------------------------------------------
Other                                                177,755
============================================================
    Total expenses                                 3,755,964
------------------------------------------------------------
Less: Expenses paid indirectly                        (4,880)
------------------------------------------------------------
    Net expenses                                   3,751,084
============================================================
Net investment income                             13,248,624
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities         161,275
============================================================
Change in net unrealized appreciation of
  investment securities                           15,422,158
============================================================
Net gain from investment securities               15,583,433
============================================================
Net increase in net assets resulting from
  operations                                     $28,832,057
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended January 31, 2001, the seven months ended July 31, 2000, and the year ended December 31, 1999
(Unaudited)

                                                               SIX MONTHS
                                                                 ENDED         SEVEN MONTHS      YEAR ENDED
                                                              JANUARY 31,     ENDED JULY 31,    DECEMBER 31,
                                                                  2001             2000             1999
                                                              ------------    --------------    ------------
OPERATIONS:

  Net investment income                                       $ 13,248,624     $ 16,142,998     $ 32,914,473
------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities              161,275       (8,156,637)     (27,037,801)
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       15,422,158        6,328,795      (17,820,871)
============================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                28,832,057       14,315,156      (11,944,199)
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (7,153,624)      (8,371,950)     (16,289,770)
------------------------------------------------------------------------------------------------------------
  Class B                                                       (5,182,586)      (6,448,874)     (13,961,515)
------------------------------------------------------------------------------------------------------------
  Class C                                                       (1,019,111)      (1,172,877)      (2,201,216)
------------------------------------------------------------------------------------------------------------
Return of capital distributions
  Class A                                                               --               --         (133,023)
------------------------------------------------------------------------------------------------------------
  Class B                                                               --               --         (129,047)
------------------------------------------------------------------------------------------------------------
  Class C                                                               --               --          (21,986)
------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       23,726,227      (16,487,253)      14,339,321
------------------------------------------------------------------------------------------------------------
  Class B                                                       21,843,618      (51,077,582)      11,152,000
------------------------------------------------------------------------------------------------------------
  Class C                                                        6,417,367       (4,681,894)       4,431,396
============================================================================================================
    Net increase (decrease) in net assets                       67,463,948      (73,925,274)     (14,758,039)
============================================================================================================

NET ASSETS:

  Beginning of period                                          432,874,201      506,799,475      521,557,514
============================================================================================================
  End of period                                               $500,338,149     $432,874,201     $506,799,475
____________________________________________________________________________________________________________
============================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $533,714,274     $481,727,062     $553,973,791
------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                             (126,229)         (19,532)         (52,483)
------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (43,613,494)     (43,774,769)     (35,734,478)
------------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  10,363,598       (5,058,560)     (11,387,355)
============================================================================================================
                                                              $500,338,149     $432,874,201     $506,799,475
____________________________________________________________________________________________________________
============================================================================================================

See Notes to Financial Statements.
 10

NOTES TO FINANCIAL STATEMENTS
January 31, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The Fund has a capital loss carryforward of $43,320,823, as of July 31, 2000, which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.

E. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2001, AIM was paid $55,518 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2001, AFS was paid $178,680 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended January 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $286,117, $943,804 and $185,084, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $85,226 from sales of the Class A shares of the Fund during the six months ended January 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended January 31, 2001, AIM Distributors received $127,824 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors. During the six months ended January 31, 2001, the Fund paid legal fees of $2,402 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended January 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,880 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,880.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the six months ended January 31, 2001 was $77,232,500, while borrowings averaged $24,960,810 per day with a weighted average interest rate of 5.39%.
  The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2001 was $362,200,877 and $331,627,827, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $10,745,694
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (657,917)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $10,087,777
=========================================================
Cost of investments for tax purposes is
  $573,500,565.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2001, the seven-month period ended July 31, 2000 and the year ended December 31, 1999 were as follows:

                                     SIX MONTHS ENDED               SEVEN MONTHS ENDED
                                     JANUARY 31, 2001                  JULY 31, 2000            YEAR ENDED DECEMBER 31, 1999
                               ----------------------------    -----------------------------    -----------------------------
                                 SHARES          AMOUNT           SHARES          AMOUNT           SHARES          AMOUNT
                               -----------    -------------    ------------    -------------    ------------    -------------
Sold:
  Class A                      25,093,220     $ 224,331,848     14,428,306     $ 126,418,351     43,994,368     $ 405,966,986
-----------------------------------------------------------------------------------------------------------------------------
  Class B                       8,079,701        72,196,468      5,530,370        48,527,357     24,981,699       228,902,826
-----------------------------------------------------------------------------------------------------------------------------
  Class C                       2,810,266        25,086,883      2,386,392        20,861,222      4,401,944        40,514,763
=============================================================================================================================
Issued as reinvestment of
  dividends:
  Class A                         630,810         5,626,585        744,846         6,516,394      1,422,251        12,951,091
-----------------------------------------------------------------------------------------------------------------------------
  Class B                         362,834         3,245,907        457,487         4,009,997      1,015,685         9,277,928
-----------------------------------------------------------------------------------------------------------------------------
  Class C                          78,650           701,488         90,390           789,795        193,191         1,758,352
=============================================================================================================================
Reacquired:
  Class A                      (23,090,311)    (206,232,206)   (17,067,415)     (149,421,998)   (43,911,017)     (404,578,756)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                      (6,000,434)      (53,598,757)   (11,813,222)     (103,614,936)   (24,856,772)     (227,028,754)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                      (2,170,010)      (19,371,004)    (3,013,546)      (26,332,911)    (4,134,353)      (37,841,719)
=============================================================================================================================
                                5,794,726     $  51,987,212     (8,256,392)      (72,246,729)     3,106,996     $  29,922,717
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED        SEVEN MONTHS               YEAR ENDED DECEMBER 31,
                                                    JANUARY 31,    ENDED JULY 31,    --------------------------------------------
                                                       2001             2000           1999        1998        1997        1996
                                                    -----------    --------------    --------    --------    --------    --------
Net asset value, beginning of period                 $   8.77         $   8.80       $   9.58    $   9.46    $   9.28    $   9.70
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.28             0.34           0.60        0.62        0.63        0.63
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      0.30            (0.03)         (0.78)       0.13        0.18       (0.42)
=================================================================================================================================
    Total from investment operations                     0.58             0.31          (0.18)       0.75        0.81        0.21
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  (0.28)           (0.34)         (0.60)      (0.63)      (0.61)      (0.59)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                       --               --             --          --       (0.02)      (0.04)
=================================================================================================================================
    Total distributions                                 (0.28)           (0.34)         (0.60)      (0.63)      (0.63)      (0.63)
=================================================================================================================================
Net asset value, end of period                       $   9.07         $   8.77       $   8.80    $   9.58    $   9.46    $   9.28
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                          6.74%            3.55%         (1.87)%      8.17%       9.07%       2.35%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $253,112         $221,636       $238,957    $245,613    $167,427    $174,344
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense):                                     1.28%(b)         1.25%(c)       1.08%       1.20%       1.11%       1.08%
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense):                                     0.98%(b)         0.98%(c)       0.89%       0.96%       1.00%       1.00%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                 6.20%(b)         6.61%(c)       6.60%       6.43%       6.77%       6.76%
=================================================================================================================================
Ratio of interest expense to average net assets          0.30%(b)         0.27%(c)       0.19%       0.24%       0.11%       0.08%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    76%              65%           141%        147%         99%        134%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $227,027,827.
(c)  Annualized.

                                                                                        CLASS B
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS
                                                         ENDED        SEVEN MONTHS              YEAR ENDED DECEMBER 31,
                                                      JANUARY 31,    ENDED JULY 31,    ------------------------------------------
                                                         2001             2000           1999        1998       1997       1996
                                                      -----------    --------------    --------    --------    -------    -------
Net asset value, beginning of period                   $   8.79         $   8.82       $   9.59    $   9.46    $  9.28    $  9.69
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.25             0.30           0.53        0.55       0.56       0.55
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        0.31            (0.04)         (0.77)       0.13       0.17      (0.41)
=================================================================================================================================
    Total from investment operations                       0.56             0.26          (0.24)       0.68       0.73       0.14
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.25)           (0.29)         (0.53)      (0.55)     (0.53)     (0.51)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                         --               --             --          --      (0.02)     (0.04)
=================================================================================================================================
    Total distributions                                   (0.25)           (0.29)         (0.53)      (0.55)     (0.55)     (0.55)
=================================================================================================================================
Net asset value, end of period                         $   9.10         $   8.79       $   8.82    $   9.59    $  9.46    $  9.28
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                            6.43%            3.05%         (2.56)%      7.40%      8.16%      1.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $205,332         $177,032       $228,832    $237,919    $89,265    $79,443
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense):                                       2.03%(b)         2.01%(c)       1.85%       1.96%      1.87%      1.84%
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense):                                       1.73%(b)         1.74%(c)       1.66%       1.72%      1.76%      1.76%
=================================================================================================================================
Ratio of net investment income to average net assets       5.45%(b)         5.85%(c)       5.83%       5.68%      6.01%      6.00%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of interest expense to average net assets            0.30%(b)         0.27%(c)       0.19%       0.24%      0.11%      0.08%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      76%              65%           141%        147%        99%       134%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $187,221,927.
(c)  Annualized.

                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                         SIX MONTHS                        YEAR ENDED
                                                            ENDED      SEVEN MONTHS       DECEMBER 31,       AUGUST 4, 1997 (DATE
                                                         JANUARY 31,       ENDED       -------------------   SALES COMMENCED) TO
                                                            2001       JULY 31, 2000    1999        1998      DECEMBER 31, 1997
                                                         -----------   -------------   -------     -------   --------------------
Net asset value, beginning of period                       $  8.77        $  8.79      $  9.56     $  9.44          $ 9.33
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.25           0.30         0.53        0.56            0.24
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               0.30          (0.03)       (0.77)       0.11            0.10
=================================================================================================================================
    Total from investment operations                          0.55           0.27        (0.24)       0.67            0.34
=================================================================================================================================
Less distributions:
  Dividends from net investment income                       (0.25)         (0.29)       (0.53)      (0.55)          (0.22)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                            --             --           --          --           (0.01)
=================================================================================================================================
    Total distributions                                      (0.25)         (0.29)       (0.53)      (0.55)          (0.23)
=================================================================================================================================
Net asset value, end of period                             $  9.07        $  8.77      $  8.79     $  9.56          $ 9.44
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                              6.33%          3.18%        (2.57)%     7.31%           3.64%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $41,894        $34,206      $39,011     $38,026          $1,851
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense):                                         2.03%(b)       2.01%(c)     1.85%       1.96%           1.87%(c)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense):                                         1.73%(b)       1.74%(c)     1.66%       1.72%           1.76%(c)
=================================================================================================================================
Ratio of net investment income to average net assets         5.45%(b)       5.85%(c)     5.83%       5.68%           6.01%(c)
=================================================================================================================================
Ratio of interest expense to average net assets              0.30%(b)       0.27%(c)     0.19%       0.24%           0.11%(c)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        76%            65%         141%        147%             99%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $36,714,908.
(c)  Annualized.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the seven-months ended July 31, 2000 and the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the seven-months ended July 31, 2000 and the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the seven-months ended July 31, 2000 and the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

BOARD OF TRUSTEES                                 OFFICERS                                OFFICE OF THE FUND

Bruce L. Crockett                                 Robert H. Graham                        11 Greenway Plaza
Director                                          Chairman and President                  Suite 100
ACE Limited;                                                                              Houston, TX 77046
Formerly Director, President, and                 Carol F. Relihan
Chief Executive Officer                           Senior Vice President and Secretary     INVESTMENT ADVISOR
COMSAT Corporation
                                                  Gary T. Crum                            A I M Advisors, Inc.
Owen Daly II                                      Senior Vice President                   11 Greenway Plaza
Formerly, Director                                                                        Suite 100
Cortland Trust, Inc.                              Dana R. Sutton                          Houston, TX 77046
                                                  Vice President and Treasurer
Albert R. Dowden                                                                          TRANSFER AGENT
Chairman of the Board of Directors,               Melville B. Cox
Cortland Trust, Inc. and                          Vice President                          A I M Fund Services, Inc.
DHJ Media, Inc.; and                                                                      P.O. Box 4739
Director, Magellan Insurance Company              Karen Dunn Kelley                       Houston, TX 77210-4739
                                                  Vice President
Edward K. Dunn Jr.                                                                        CUSTODIAN
Chairman, Mercantile Mortgage Corp.;              Mary J. Benson
Formerly Vice Chairman, President                 Assistant Vice President and            State Street Bank and Trust Company
and Chief Operating Officer,                      Assistant Treasurer                     225 Franklin Street
Mercantile-Safe Deposit & Trust Co.; and                                                  Boston, MA 02110
President, Mercantile Bankshares                  Sheri Morris
                                                  Assistant Vice President and            COUNSEL TO THE FUND
Jack Fields                                       Assistant Treasurer
Chief Executive Officer                                                                   Ballard Spahr
Twenty First Century Group, Inc.;                 Jim Coppedge                            Andrews & Ingersoll, LLP
Formerly Member                                   Assistant Secretary                     1735 Market Street
of the U.S. House of Representatives                                                      Philadelphia, PA 19103
                                                  Renee A. Friedli
Carl Frischling                                   Assistant Secretary                     COUNSEL TO THE TRUSTEES
Partner
Kramer, Levin, Naftalis & Frankel LLP             P. Michelle Grace                       Kramer, Levin, Naftalis & Frankel LLP
                                                  Assistant Secretary                     919 Third Avenue
Robert H. Graham                                                                          New York, NY 10022
Director, President and                           Nancy L. Martin
Chief Executive Officer                           Assistant Secretary                     DISTRIBUTOR
A I M Management Group Inc.
                                                  Ofelia M. Mayo                          A I M Distributors, Inc.
Prema Mathai-Davis                                Assistant Secretary                     11 Greenway Plaza
Member, Visiting Committee,                                                               Suite 100
Harvard University Graduate School of             Lisa A. Moss                            Houston, TX 77046
Education, New School University;                 Assistant Secretary
Formerly, Chief Executive Officer
YWCA of the U.S.A.                                Kathleen J. Pflueger
                                                  Assistant Secretary
Lewis F. Pennock
Partner, Pennock & Cooper

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

THE AIM FUNDS--Registered Trademark-- RISK SPECTRUM

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                      -------------------------------------

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS         INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided
                                                                               leadership in the mutual fund industry since
        MORE AGGRESSIVE                     MORE AGGRESSIVE                    1976 and managed approximately $170 billion
                                                                               in assets for nine million shareholders,
AIM Small Cap Opportunities(1)     AIM Latin American Growth                   including individual investors, corporate
AIM Mid Cap Opportunities(2)       AIM Developing Markets                      clients and financial institutions, as of
AIM Large Cap Opportunities(3)     AIM European Small Company                  December 31, 2000.
AIM Emerging Growth                AIM Asian Growth                               The AIM Family of Funds--Registered
AIM Small Cap Growth(4)            AIM Japan Growth                            Trademark-- is distributed nationwide, and
AIM Aggressive Growth              AIM International Emerging Growth           AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                 AIM European Development                    complex in the United States in assets under
AIM Small Cap Equity               AIM Euroland Growth                         management, according to Strategic Insight,
AIM Capital Development            AIM Global Aggressive Growth                an independent mutual fund monitor.
AIM Constellation                  AIM International Equity                       AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends        AIM Advisor International Value             of the world's largest independent financial
AIM Select Growth                  AIM Worldwide Spectrum                      services companies with $402 billion in assets
AIM Large Cap Growth               AIM Global Trends                           under management as of December 31, 2000.
AIM Weingarten                     AIM Global Growth
AIM Mid Cap Equity
AIM Value II                               MORE CONSERVATIVE
AIM Charter
AIM Value                                       SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                   MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                       AIM New Technology
AIM Advisor Flex                   AIM Global Telecommunications and Technology
                                   AIM Global Infrastructure
       MORE CONSERVATIVE           AIM Global Resources
                                   AIM Global Financial Services
                                   AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                                 MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM Strategic Income               AIM High Income Municipal
AIM High Yield II                  AIM Tax-Exempt Bond of Connecticut
AIM High Yield                     AIM Municipal Bond
AIM Income                         AIM Tax-Free Intermediate
AIM Global Income                  AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                 MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1)AIM Small Cap Opportunities Fund is closed to new investors. (2)AIM Mid Cap Opportunities Fund is closed to new investors. (3)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4)AIM Small Cap Growth Fund is closed to new investors. (5)AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.


[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       GOV-SAR-1
A I M Distributors, Inc.